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                                                                   EXHIBIT 10.13

                   AMENDMENT TO AGREEMENT AND PLAN OF MERGER
                   -----------------------------------------

       THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER among Continental Capital Corporation (formerly known as PlanCapital U.S.A., Inc. and hereinafter referred to as the "Corporation" or the "Buyer"), a Colorado Corporation, having its principal office at 8950 Fulbright Avenue, Chatsworth, California 91311, Milton Wilpon, having a business address at 8950 Fulbright Avenue, Chatsworth, California 91311 (hereinafter referred to as "Wilpon"), J.S.A., Incorporated, a California Corporation, having its principal office at 8950 Fulbright Avenue, Chatsworth, California 91311 (hereinafter referred to as the "Target"), Jack Aronowitz, having a business address at 8950 Fulbright Avenue, Chatsworth, California 91311 (hereinafter referred to as "Mr. Aronowitz"), and The Aronowitz Family Trust Dated April 30, 1993 having an address at 8950 Fulbright Avenue, Chatsworth, California 91311 (hereinafter referred to as the "Selling Shareholder") is dated as of the 7th day of May, 1996:


       Background
       ----------

       A. An Agreement and Plan of Merger (the "Merger Agreement") was entered into as of January 10, 1995, among the Corporation, Wilpon, Target and Mr. Aronowitz and later amended to clarify the parties to the agreement and to add the Selling Shareholder as a party to the agreement.

       B. For valuable consideration, receipt of which is hereby acknowledged, the parties wish to amend the Merger Agreement subject to the terms and conditions as set forth in this Amendment.


       Agreement
       ---------

       The Corporation, Wilpon, Target, Mr. Aronowitz and Selling Shareholder hereby agree to amend the Merger Agreement as follows:

       1. Paragraph 2.3 is amended to read as follow:

          The number of Shares set forth in paragraph 2.1 above is based upon an appraised value of the Assets in the amount of $8,950,851.00. [The rest of the paragraph is hereby deleted.]

       2. Selling Shareholder has not exercised the right to rescind the Merger Agreement. Paragraph 11.1 of the
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          Merger Agreement is hereby amended to read as follows:

                                ARTICLE ELEVEN
                       RESCISSION BY SELLING SHAREHOLDER


          11.1 In the event that the common stock of Buyer has not been publicly traded at any time between the Effective Date and December 31, 1996, Selling Shareholder will have a limited right to exchange the Shares for all of the Assets still owned by Buyer on the date Buyer receives notice of Selling Shareholder's exercise of this right. Selling Shareholder may give notice of the exercise of this right for a period of thirty days commencing December 31, 1996. Failure to give notice during this time or the public sale of the common stock of Buyer prior to receipt of proper notice from Selling Shareholder will extinguish the right. Selling Shareholder must tender certificates representing the Shares, duly endorsed with medallion signature guaranteed, at the time of the notice. Upon receipt of a proper notice with the tendered shares, Buyer will arrange for transfer to Selling Shareholder of title to the Assets still owned by Buyer on that date. For purposes of this paragraph, publicly traded shall mean that the common stock of the Buyer or the Surviving Corporation has been quoted by a market maker, in the Pink Sheets, on the Electronic Bulletin Board, NASDAQ or any other recognized public market.


     3. Selling Shareholder desires to waive the right demand registration rights as contained in the Merger Agreement. Paragraphs 12.1 is hereby deleted from the Agreement.

     4. In the event of a conflict between the terms and provisions of the Merger Agreement, as amended, and the terms and provisions of this Amendment to Agreement and Plan of Merger, it is understood and agreed among the parties that the terms and conditions of this Amendment to Agreement and Plan of Merger shall supersede and prevail.

     IN WITNESS WHEREOF, each of the parties has executed or caused this Amendment to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.


CONTINENTAL CAPITAL CORP. (Buyer)        MILTON WILPON


By:______________________________        ________________________
   Milton Wilpon, President              Milton Wilpon


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J.S.A., INCORPORATED (Target)            JACK ARONOWITZ


By:______________________________        ________________________
   Jack Aronowitz, President             Jack Aronowitz


THE ARONOWITZ FAMILY TRUST DATED APRIL 30, 1993


By:_______________________________
   Jack Aronowitz, Trustee


By:_______________________________
   Tina Aronowitz, Trustee


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